LONGLEAF PARTNERS FUNDS SM

QUARTERLY REPORT

at September 30, 2002

PARTNERS FUND

INTERNATIONAL FUND

SMALL-CAP FUND

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

LETTER TO SHAREHOLDERS
Partners Fund - MANAGEMENT DISCUSSION
Partners Fund - PERFORMANCE HISTORY and PORTFOLIO SUMMARY
Partners Fund - PORTFOLIO OF INVESTMENTS
International Fund - MANAGEMENT DISCUSSION
International Fund - PERFORMANCE HISTORY and PORTFOLIO SUMMARY
International Fund - PORTFOLIO OF INVESTMENTS
Small-Cap Fund - MANAGEMENT DISCUSSION
Small-Cap Fund - PERFORMANCE HISTORY and PORTFOLIO SUMMARY
Small-Cap Fund - PORTFOLIO OF INVESTMENTS
SERVICE DIRECTORY

CONTENTS

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)

Management Discussion	4

Performance History and Portfolio Summary	7

Portfolio of Investments	8

Longleaf Partners International Fund (International Fund)

Management Discussion	10

Performance History and Portfolio Summary	12

Portfolio of Investments	14

Longleaf Partners Small-Cap Fund (Small-Cap Fund)

Management Discussion	17

Performance History and Portfolio Summary	19

Portfolio of Investments	20

Service Directory Back Cover

Longleaf Partners Funds

LETTER TO SHAREHOLDERS

October 6, 2002

TO OUR SHAREHOLDERS:

Your managers were terribly disappointed in the three Longleaf Partners Funds’ third quarter results. The stock market experienced its worst quarter in 15 years, and more than 90% of the stocks in the S&P 500 fell. As in the second quarter, the share prices of many of our holdings declined, although most of their corresponding corporate values grew. Outperforming each Fund’s benchmark, making Forbes’ Honor Roll again, and having Longleaf featured in Barron’s provided little consolation for shareholders during a period when our portfolios dropped double digits. Some mutual fund sponsors might be satisfied with negative performance if it exceeds the indices and peer funds. As Longleaf’s largest shareholder group, we assure you we are not happy unless returns are positive and materially surpass inflation.

On a more encouraging note, we believe our stocks should deliver better than average long-term returns from their current levels. Each Fund’s price-to-value ratio (P/ V) is historically compelling and our appraisals of our businesses are building. At the end of March, we were having difficulty finding qualifying and undervalued investments, Longleaf’s P/ V’s were much higher, and Partners, International, and Small-Cap held cash reserves of 20%, 31%, and 8%, respectively. Today, all three Funds are fully invested in companies that are worth significantly more than we paid and that will grow their values.

Broad Market Context

The global equity environment has changed markedly in the last six months. At the end of March we discussed what the market’s overvaluation might mean for future returns by reviewing two distinctly different prior periods in the U.S., 1966-1982, and 1982-2002. We wrote in our first quarter letter that:

•	“Most equities around the globe are overpriced.”

•	“Common stocks as measured by the S&P 500 continue to present a valuation challenge for prudent investors.”

•	“Stocks have almost never been as unattractive relative to bonds.”

•	“History tells us that today’s market environment will likely challenge investors.”

Since 3/31/02, overseas equities markets as measured by EAFE have fallen 22% and the S&P 500 has declined 29%, while the 10-year Treasury’s yield to maturity has dropped from 5.4% to 3.6%. U.S. stocks, therefore, have become 62% more attractive relative to bonds. Furthermore, a 3.6% 10-year Treasury yield is not competitive with the S&P 500’s current earnings yield of 5.5% (assuming the quarter-end close of 815 and $45 of earnings after downward adjustments for non-recurring items, underfunded pensions, and option grants).

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

The return on ownership significantly exceeds the return on lending for the first time in many quarters, and equity earnings “coupons” are ultimately taxed at long-term capital gains rates and grow, while bond coupons are taxed at ordinary rates and are fixed.

These numbers do not necessarily signal the end of the bear market, but the deck is now stacked in favor of long-term equity investors.

Portfolio Impact

Many times during an investment lifetime we must endure temporary declines in the quotational value of our portfolios to build more substantial and lower cost positions. The past six months have been such an occasion. Broad market fear rather than business disappointments at particular holdings drove our poor short-term performance. We took advantage of lower prices by adding to several existing investments as they became more undervalued and by buying a few outstanding new companies. As 50-cent dollars replaced extremely low-return cash reserves, we dramatically improved our long-term opportunity.

Our supportive investment partners enhanced our buying power. In spite of headlines about historically high mutual fund redemptions, each Longleaf Fund had significant net inflows in the quarter. Your managers opportunistically participated – we increased our ownership meaningfully across the three Funds.

What if

Fear is gripping investors. As in all bear markets, we face many unknowns – war, changes in political leadership, more corporate scandals, renewed terrorist activity, double-dip recession, housing bubble. The possibilities are numerous. Any of these occurrences could cause short-term equity prices to decline further.

How can we be comfortable being fully invested when economic and political uncertainties abound? Neither we nor anyone knows when or at what level the market bottom will occur. We sleep well at night, however, knowing our capital is protected from unpredictable and uncontrollable events because our appraisals are sound, we own businesses with growing values, and we have paid no more than 60% of our estimates of corporate worth.

Our comfort is reinforced because our evaluations are conservatively derived.

•	Even in today’s low interest environment, we normally use 10-12% interest factors to discount a company’s free cash flow stream, and not lower than 9% for the most stable and strongest business.

•	We generally assume no higher than GDP growth for the terminal value of a business’ free cash flow.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

•	We check our appraisal against a long history of comparable business transactions to prevent calculating a value higher than third parties have been willing to pay.

•	We prefer businesses that will grow their values at least 12% per year.

We have referenced Ben Graham’s parable of Mr. Market in previous letters. Warren Buffett’s one-sentence summary from the Berkshire Hathaway 1987 Annual Report said it best. “If you aren’t certain that you understand and can value your business far better than Mr. Market, you don’t belong in the game.”

Distribution Update

The Funds will distribute capital gains in mid-November and dividend income at the end of December. While we do not foresee any meaningful gains for this calendar year, we must distribute gains related to sales made in November and December of 2001. For both the Partners and Small-Cap Funds, the amount is less than 1% of today’s NAV, and is almost all long-term. The International Fund gains are approximately 3% of its NAV, and just over half of the gains are long-term.

Summary

The stock prices of some of our businesses have suffered along with worldwide market declines. The appraisals of the companies we own have held steady or grown. We are, therefore, unhappy about our recent performance, but delighted by the compounding foundation that we have built. We encourage you to follow our lead by adding to your stakes in all three Funds. Mr. Market is giving us an opportunity that will surely end as unpredictably as it began. The question is not whether we are too early, but whether our appraisals are “approximately right.” We are confident that they are.

Sincerely,

O. Mason Hawkins, CFA Chairman & CEO	G. Staley Cates, CFA President

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund fell 12.4% in the quarter and the S&P 500 dropped 17.2%. The Fund’s 10-year average annual return places Longleaf Partners Fund among the top 15 mutual funds over the last decade (excluding sector funds) according to the Wall Street Journal. We were also pleased that for the third consecutive year the Partners Fund made the Forbes “Honor Roll,” ten funds that offer top long-term performance as well as protection in down markets.

While we are unhappy with our recent results, we are optimistic about our opportunity. Today’s price-to-value ratio of approximately 50% is almost the lowest we can expect, and the quality of our businesses is at least equal to that at previous low P/ V’s.

As July began we had 18% in cash reserves and over the next three months we received an additional $110 million in net inflows. We put this liquidity to work by substantially adding to our stakes in Comcast and Walt Disney at extremely low prices. In addition we participated in a private placement of Level 3 Communications notes yielding 9% convertible into common at $3.41 per share (see June 30 report for more discussion). We also bought full positions in Aon and Vivendi.

Level 3 and Aon were two of the Fund’s three holdings that appreciated in the quarter. AT&T also bounced back from its lows of the second quarter. Unfortunately, the prices of the other companies in the portfolio did not fare as well.

Four companies made up almost half of the drop in Longleaf’s value. We began purchasing Vivendi at 50% of our appraisal. We believed that the new CEO, Jean-Rene Fortou, would quickly resolve short-term liquidity needs, and would begin to reduce total debt. The market was less convinced, and the price fell to dramatic lows. The value of the company’s entertainment, publishing, environmental, and other businesses remained intact, and we bought more. The price recovered 20% but is still substantially below half of our Vivendi appraisal.

The price of Trizec Properties, the U.S. office property REIT, fell 32% in the quarter. There was much controversy about Chairman Peter Munk and a CEO change. We believe that the end of the boardroom soap opera will enable investors to focus on the value of Trizec’s class A office buildings once the newly structured company begins paying a normal dividend.

GM dropped 26%. Ironically, the truck and car business is performing better than it has in years, while GMAC has held up far better than most similar financial services companies. The market, however, is terrified about the long-term consequences of price discounting, and that the weakness in the used car

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

market portends horrible new sales. In addition, we get at least one question per day about GM’s well-publicized pension deficit and massive postretirement health care payments. We not only agree with all of these negatives, but in some cases our assumptions are more pessimistic than the conventional wisdom. Yet, after incorporating these issues into our evaluations, we believe that the company is worth more than double its stock price.

Marriott International has been affected by the economic slowdown, although it owns the strongest set of brands in the hotel industry. Short sellers have put downward pressure on the stock and have tried to raise questions about Marriott’s accounting for volume discounts it receives from suppliers. Marriott’s accounting is among the most transparent we have found, and after talking with hotel owners and franchisees, our appraisal of Marriott is almost twice its price. Our stellar management partners have taken advantage of the stock’s weakness by repurchasing a significant number of shares.

We believe that recent price declines represent gains deferred, not lost, since our appraisals have held steady or grown. Besides enthusiasm about historically low price-to-value ratios, we are even more excited by the quality of the investments in the Partners Fund. Our investees’ competitive advantages improve the probability that the growth in corporate values will be a meaningful part of our future investment returns. Specifically, our newly acquired and unique assets are:

•	ESPN, the most powerful cable network, and Disney theme parks, which will receive growing royalty payments from foreign countries throughout the upcoming decade with little invested capital;

•	the Aon insurance-brokerage franchise that dominates its world alongside Marsh & McLennan;

•	the lowest-cost provider of broadband wholesaling (even after competitors’ debts get washed away in bankruptcy) through Level 3;

•	the powerful Comcast cable systems; and,

•	Universal entertainment properties.

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

These proprietary businesses are added to existing holdings such as:

•	Marriott and Hilton hotel flags and fees;

•	fee streams from KFC, Taco Bell, and Pizza Hut, plus the #1 American brand in China, KFC;

•	Waste Management’s dominant and impossible-to-replicate landfills; and,

•	the similarly irreplaceable FedEx global logistics network.

These superior investments at fire-sale prices encouraged us to aggressively add to our existing Partners Fund investment. We believe our partners should do the same.

Partners Fund - PERFORMANCE HISTORY and
PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended September 30, 2002

			Value-Line
	Partners	S&P 500	(Geometric)	Inflation
	Fund	Index	Index	Plus 10%

Year-to-Date	(13.79)%	(28.16)%	(33.80)%	9.76%
One Year	(0.67)	(20.45)	(21.35)	11.35
Five Years	5.46	(1.64)	(12.14)	12.31
Ten Years	14.67	8.98	(0.09)	12.49

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. These indices are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 31.9% of Net Assets)

The Walt Disney Corporation (DIS)	6.7%
A media and entertainment company consisting of ESPN and other cable channels, the ABC Network, theme parks, and movie studios, as well as other assets.

FedEx Corporation (FDX)	6.5%
Integrated air-ground transportation company providing time-definite delivery of packages world wide.

Yum! Brands, Inc. (YUM)	6.3%
Franchisor and owner of the Taco Bell, KFC, and Pizza Hut restaurant chains.

Pioneer Natural Resources Company (PXD)	6.3%
Oil and gas exploration and production company with reserves in North America, Argentina, and South Africa.

Level 3 Communications, Inc. (Corporate Bonds)	6.1%
Provides telecommunication and information services, including local, long distance, data transmission, and Internet services.

PORTFOLIO CHANGES

January 1, 2002 through September 30, 2002

New Holdings	Eliminations

Aon Corporation Comcast Corporation — Class A Special Level 3 Communications, Inc. Convertible Notes *Trizec Properties, Inc. (TrizecHahn Corporation) Vivendi Universal SA Vivendi Universal SA ADR	Aetna Inc. Coca-Cola Enterprises Inc. Diageo plc Diageo plc ADR *TrizecHahn Corporation (Trizec Properties, Inc.)

* Change due to corporate action (name of related holding)

Partners Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2002 (Unaudited)

Shares			Value

Common Stock 92.8%
		Broadcasting 4.7%

22,328,400	*	General Motors Corporation — Class H	$204,304,860
		Cable 4.8%

9,978,000	*	Comcast Corporation — Class A Special	208,141,080
		Entertainment 6.7%

19,046,000		The Walt Disney Corporation	288,356,440
		Environmental Services 5.7%

1,885,200	*	Allied Waste Industries, Inc.	13,856,220

9,960,100		Waste Management, Inc.(b)	232,269,532

			246,125,752

		Lodging 10.4%

18,050,700		Hilton Hotels Corporation	205,416,966

3,506,000		Host Marriott Corporation	32,535,680

7,360,000		Marriott International, Inc.	213,366,400

			451,319,046

		Manufacturing 0.3%

2,008,100	*	Graftech International Ltd.	14,558,725
		Multi-Industry 9.3%

5,000,000		General Motors Corporation	194,500,000

14,386,570		Vivendi Universal SA (Foreign)	161,377,105

4,141,900		Vivendi Universal SA ADR (Foreign)	47,176,241

			403,053,346

		Natural Resources 11.3%

11,201,032	*	Pioneer Natural Resources Company	271,625,026

4,340,770		Plum Creek Timber Company, Inc.	98,144,810

2,900,000		Rayonier Inc.	121,539,000

			491,308,836

		Property & Casualty Insurance 9.8%

9,757,000		Aon Corporation	199,920,930

61,148,000		The NipponKoa Insurance Company, Ltd. (Foreign)	223,515,990

			423,436,920

		Publishing 3.9%

2,973,300		Knight Ridder, Inc.	167,723,853
		Real Estate 3.5%

13,284,900		Trizec Properties, Inc.	150,783,615
		Restaurants 6.3%

9,880,000	*	Yum! Brands, Inc.	273,774,800

Partners Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2002 (Unaudited)

Shares		Value

	Telecommunications 9.6%

19,424,700	AT&T Corp.	$233,290,647

3,598,500	Telephone and Data Systems, Inc.	181,544,325

		414,834,972

	Transportation 6.5%

5,615,000	FedEx Corporation	281,143,050

	Total Common Stocks (Cost $4,232,735,822)	4,018,865,295

Principal
Amount

Corporate Bonds 6.1%

230,000,000	Level 3 Communications, Inc., 9% Junior Convertible Subordinated Notes due 7-15-12 (Cost $230,000,000)	262,375,260

Par

Short-Term Obligations 2.4%

104,152,000	Repurchase Agreement with State Street Bank, 0.75% due 10-1-02 (Collateralized by U.S. government agency securities)	104,152,000

Total Investments (Cost $4,566,887,822)(a)	101.3%	4,385,392,555

Other Assets and Liabilities, Net	(1.3)	(56,467,292)

Net Assets	100.0%	$4,328,925,263

Net asset value per share		$21.13

* Non-income producing security

(a)	Represents aggregate cost for federal income tax purposes.
(b)	As a purchaser of Waste Management between June 11, 1998 and November 9, 1999 (the “Class Period”) Longleaf Partners Fund is entitled to a portion of a class action settlement providing for payment (after fees and costs) of approximately $400 million to Waste Management shareholders who purchased during the Class Period. Using estimates of potential recovery provided in the claims materials, the Partners Fund could recover between $20 and $40 million, which currently translates into $0.10 to $0.20 per share. Depending on the number of shareholders submitting claims, the actual recovery could be lower or higher. The Partners Fund will not be able to determine the exact amount of its recovery until over 60,000 claim forms have been processed and the Claims Administrator releases information on the final settlement amounts, anticipated in early 2003.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 10% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

30,000,000	Euro 12-20-02	$29,544,248	$(540,247)

150,000,000	Euro 6-27-03	146,670,750	(1,620,750)

6,000,000,000	Japanese Yen 12-20-02	49,491,300	(2,450,924)

11,500,000,000	Japanese Yen 3-28-03	95,239,167	(5,069,896)

8,500,000,000	Japanese Yen 6-27-03	70,664,750	730,823

		$391,610,215	$(8,950,994)

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund fell 19.6% in the third quarter, in line with the (19.7)% return of the EAFE Index. Recent sharp declines in U.S. markets have been matched or exceeded by most international indices. The Nikkei’s 19% year-to-date drop through the beginning of October makes it one of the world’s best performing major indices. Several European markets are down over 40% year-to-date. Emerging markets that strengthened earlier this year have fallen dramatically, particularly when measured in U.S. dollars. Technology, telecommunications, and media stocks continued to lead declines, but few sectors were spared during the third quarter.

The Fund’s poor short-term performance reflected a drop in almost every holding’s price. Highlighting recent volatility, Vivendi was the Fund’s worst performer in the third quarter after being the largest contributor to second quarter returns. Cable & Wireless, Shaw Communications, and Fairfax Holdings hurt the portfolio the most after Vivendi, though several other names experienced double-digit percentage declines. The only positive contributors were Lagardere, Taisho Pharmaceutical, and Fuji Fire. We sold Lagardere and Taisho, as well as O&Y Properties, early in the quarter to fund additional purchases of substantially more attractive portfolio names.

Longleaf Partners International Fund has never experienced negative performance of this magnitude. Our focus on absolute returns reflects our position as fellow shareholders. We take no comfort from the fact that most broad indices exceeded our losses. We do recognize, however, that these global declines reflect a sea change in investor sentiment from the unbridled optimism that reigned in early 2000 to a pessimism not seen in many years, if not decades. Such negative sentiment always creates opportunities for long-term investors who focus on value in relation to price. As your partners, we have two objectives in this environment: to ensure that our appraisals are as realistic and objective as possible, and to ensure that we own the most qualified investments, even if this requires painful portfolio repositioning. We are confident that this intelligent behavior, in combination with support from shareholders, will pay handsome rewards.

The quarter’s best news is that the Fund’s price-to-value ratio now stands below 50%, a level breached only twice before — at the Fund’s inception and in March of 2000. The low P/ V indicates that values have remained stable or even grown during the quarter, despite price declines. In addition, our confidence in our management partners at several holdings has increased. Vivendi’s new management team, lead by Jean-Rene Fortou, has already dealt with most of the company’s short-term liquidity issues and is moving the company from a defen-

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

sive stance to an offensive position. At Fairfax, Prem Watsa’s investment portfolio has been heavily weighted towards long-term bonds and against equities. During the quarter, he harvested gains that strengthened Fairfax’s capital base and facilitated the repurchase of Fairfax shares. At NTT, Norio Wada recently bought back shares from the government.

A few of our companies face short-term difficulties that accounted for much of their negative performance in the quarter. Cable & Wireless has experienced continued weakness in its global telecommunications business, and Fiat’s auto losses have mounted in the face of sustained competition and a weak European car market. Most of our companies, however, have shown stable or even solidly growing values as they have emerged from the uncertain year following September 11th. Our conservative appraisals reflect the short-term problems that we can measure and don’t assume a quick return to growth. The sub-50% price-to-value ratio would be even lower if we either took into account a rapid return to normal profitability or lowered our discount rates to reflect current interest rates.

We own a portfolio of outstanding businesses run by good partners. We acquired many of these companies at low prices in the midst of a global equity meltdown. Our current buy list far exceeds our capacity to accommodate new names. We do not know when the markets will turn, and we share your unhappiness with recent performance. We are extremely optimistic, however, about future returns and hope you will follow us by adding to your investment in the Fund.

International Fund - PERFORMANCE HISTORY and
PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended September 30, 2002

	International	EAFE	Inflation
	Fund	Index	Plus 10%

Year-to-Date	(21.15)%	(21.04)%	9.76%
One Year	(18.44)	(15.53)	11.35
Since Public Offering 10/26/98	10.62	(7.42)	12.75

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 35.2% of Net Assets)

The NipponKoa Insurance Company, Ltd.	10.0%
Japanese provider of both non-life (property/casualty) and life insurance services.

Vivendi Universal SA (V)	7.5%
French conglomerate with numerous entertainment, media and telecommunications assets as well as Vivendi Environmental.

Shaw Communications Inc. (SJR)	6.7%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

Fairfax Financial Holdings Limited (FFH)	5.5%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

Sompo Japan Insurance Inc.	5.5%
Japanese provider of both non-life (property/casualty) and life insurance services created by the merger of Yasuda and Nissan Fire & Marine.

International Fund - PERFORMANCE HISTORY and
PORTFOLIO SUMMARY

PORTFOLIO CHANGES

January 1, 2002 through September 30, 2002

New Holdings	Eliminations

Amdocs Limited
Cable & Wireless plc
Checkpoint Systems, Inc.
Fiat Warrants (distributed
  by Fiat S.p.A.)
The Fuji Fire and Marine
  Insurance Company, Ltd.
Nippon Telegraph and
  Telephone Corporation
Shaw Communications Inc. – Class B
*Sompo Japan Insurance Inc. (The
  Nissan Fire & Marine Insurance
  Company, Ltd. and The Yasuda
  Fire & Marine Insurance Company,
  Ltd.)
*Trizec Properties, Inc.
  (TrizecHahn Corporation)
Vivendi Universal SA
The Yasuda Fire & Marine
Insurance Company, Ltd.	Canadian 88 Energy Corp.
Checkpoint Systems, Inc.
Diageo plc
Diageo plc ADR
Lagardere S.C.A.
Molson Inc. – Class A
MOS Food Service, Inc.
O&Y Properties Corporation
*The Nissan Fire & Marine
  Insurance Company, Ltd.
  (Sompo Japan Insurance Inc.)
Taisho Pharmaceutical Co., Ltd.
Tenma Corporation
*TrizecHahn Corporation (Trizec
  Properties, Inc.)
*The Yasuda Fire & Marine   Insurance Company, Ltd.
(Sompo Japan Insurance Inc.)

* Change due to corporate action (name of related holding)

COUNTRY WEIGHTING OF

STOCKS & WARRANTS

Japan	35.1%

Canada	17.9

France	12.3

United States	8.0

Italy	5.1

Australia	5.0

Netherlands	4.9

Israel	4.4

United Kingdom	4.2

Singapore	3.1

100.0%

International Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2002 (Unaudited)

Shares			Value

Common Stock and Warrants 104.8%
		Automobiles 10.7% (4.4% net of Nissan Motor short)

5,358,000		Fiat S.p.A. (Italy)	$51,894,052

341,400	*	Fiat Warrants 1-31-07 (Italy)	112,693

1,224,000		Renault SA (France)	52,729,916

			104,736,661

		Broadcasting 15.8%

5,168,000		The News Corporation Limited (Australia)	24,684,880

1,385,000		The News Corporation Limited ADR (Australia)	26,661,250

1,709,000		Nippon Broadcasting System, Inc. (Japan)	50,537,167

57,293	*	SKY Perfect Communications Inc. (Japan)	51,767,904

			153,651,201

		Cable 6.7%

7,881,100		Shaw Communications Inc. — Class B (Canada)	65,570,752
		Food 5.0%

9,851,000		Ezaki Glico Co., Ltd. (Japan)	49,036,478
		Multi-Industry 18.6%

127,134,000	*	BIL International Limited (Singapore)	32,189,444

1,285,000		Brascan Corporation (Canada)	25,688,658

406,931		Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	5,911,898

3,063,069		Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	44,506,393

6,315,000		Vivendi Universal SA (France)	70,836,650

209,000		Vivendi Universal SA ADR (France)	2,380,510

			181,513,553

		Natural Resources 0.4%

3,349,996	*	Gendis Inc. (Canada)(b)	3,907,132
		Property & Casualty Insurance 21.1%

712,700		Fairfax Financial Holdings Limited (Canada)	53,243,569

1,000,000		The Fuji Fire & Marine Insurance Company, Ltd. (Japan)	1,692,129

26,800,000		The NipponKoa Insurance Company, Ltd. (Japan)	97,962,788

9,016,000		Sompo Japan Insurance Inc. (Japan)	53,174,655

			206,073,141

		Publishing 3.5%

3,763,000		Hollinger International Inc. (Canada)	34,205,670
		Real Estate 3.7%

3,195,000		Trizec Properties Inc. (United States)	36,263,250

International Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2002 (Unaudited)

Shares			Value

		Restaurants 4.7%

1,640,000	*	Yum! Brands Inc. (United States)	$45,444,400
		Retail 0.8%

892,000		Tokyo Style Co., Ltd. (Japan)	7,231,832
		Telecommunications 13.8% (13.3% net of NTT Data short)

7,010,000	*	Amdocs Limited (Israel)	44,864,000

23,550,000		Cable & Wireless plc (United Kingdom)	42,775,113

14,200		Nippon Telegraph and Telephone Corporation (Japan)	47,239,979

			134,879,092

		Total Common Stocks and Warrants (Cost $1,283,682,380)	1,022,513,162

Par

Short-Term Obligations 3.5%

33,643,000	Repurchase Agreement with State Street Bank, 0.75% due 7-1-02 (Collateralized by U.S. government agency securities)		33,643,000

Total Investments (Cost $1,317,325,380)(a)		108.3%	1,056,156,162
Shares

Common Stock Sold Short (6.8%)

(8,253,000)	Nissan Motor Co., Ltd. (Automobiles – Japan)		(61,283,930)

(1,261)	NTT Data Corporation (Telecommunications – Japan)		(4,526,503)

Total Common Stock Sold Short (Proceeds $56,034,843)		(6.8)	(65,810,433)

Other Assets and Liabilities, Net		(1.5)	(15,067,858)

Net Assets		100.0%	$975,277,871

Net asset value per share			$9.73

*  Non-income producing security

(a)	Represents aggregate cost for federal income tax purposes.
(b)	Illiquid security.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

International Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2002 (Unaudited)

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

46,600,000	British Pound 3-28-03	$72,507,907	$(2,483,777)

95,000,000	Canadian Dollar 3-28-03	59,511,278	1,759,359

32,400,000	Euro 3-28-03	31,780,512	(2,324,282)

79,200,000	Euro 6-27-03	77,442,156	(435,996)

3,800,000,000	Japanese Yen 12-20-02	31,344,490	(2,031,343)

32,600,000,000	Japanese Yen 3-28-03	269,982,333	(10,600,770)

6,600,000,000	Japanese Yen 6-27-03	54,869,100	1,729,819

		$597,437,776	$(14,386,990)

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund lost 16.3% in the third quarter, with most of that loss occurring in September. The Russell 2000 small cap index fell 21.4% over the same period. In spite of recent results, the Wall Street Journal listed Small-Cap as one of the 50 best performers out of 1,057 mutual funds over the last ten years. The list includes sector funds, and if those are removed, Small-Cap is in the top 30 funds.

Over the last three months we strengthened the portfolio and have the foundation to build the next decade of performance. We sold Thomas Industries which reached our appraisal. Proceeds from the sale, the 10% cash reserves we held at June 30th, and net inflows during the quarter gave us the buying power to add substantially to our positions in Ruddick and Rogers Communications. We also participated in the Level 3 private placement discussed in the June 30 report.

Only two businesses, Level 3 and Macerich, contributed positively to the Fund’s return in the quarter. Our Level 3 bonds appreciated substantially as the company’s increased financial strength improved its ability to add revenues over its fixed cost structure via acquisitions of distressed competitors.

Although prices of our other businesses declined in the quarter, Fleming had the most significant impact as it dropped 72%. Fleming is by far the most controversial company we hold, with the largest short position in it that we have ever experienced as an owner. Whether the shorts end up being right or wrong, their actions are also unprecedented. Their influence in the press, their activism in spreading negative stories, and their personal attacks on Fleming executives represent a level of aggressiveness that is fairly unusual in normal markets. Fleming has real issues: weak current wholesale results, the divestiture of retail assets, and serious instability at its largest customer, Kmart. Against these problems, we continue to hold the stock because we believe 1) members of top management have been unfairly accused; 2) there are no present liquidity or covenant events that would tilt Fleming into insolvency, in spite of the shorts’ best efforts; and 3) the wholesale business remains well-positioned for the long haul and is dramatically undervalued.

As in the Partners Fund, new names in Small Cap come not only with low prices but also with high asset quality. At Rogers we have one of the two dominant cable systems in Canada, and with Ruddick we get the well-entrenched and well-regarded North Carolina grocery store brand, Harris Teeter. Both are run by largely vested owners who have done a good job of building value for shareholders over the years.

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

Our Level 3 position is in two forms. The first is what we believe to be an incredibly low-risk bond position that offers attractive equity return potential. The second form is the private placement done in July alongside the Partners Fund. While also having defensive characteristics, we view this commitment as more of an equity investment. As we have learned more about the company since buying the bonds over a year ago, we are more comfortable than ever with the assets, their low-cost stature even as competitors’ bankruptcies wipe away liabilities, and the exceptional management team.

The values of our businesses are sound and yet prices have declined. This dichotomy leaves us with a compelling price-to-value ratio in the mid-50’s. The compounding opportunity is the best we have seen in over two years, and we have meaningfully added to our stake.

Note: Included in this mailing is a supplement to the Prospectus regarding the investment policy of the Small-Cap Fund. The definition of “small-cap” is evolving. Today, at least three major indices track small-cap size ranges. To prevent Longleaf’s small-cap universe from being subject to the reconstitution of a single index, and to retain our ability to invest in companies widely accepted as small-cap, we will use the S&P Small-Cap 600 and the Wilshire Small-Cap 1750 in addition to the Russell 2000 to define the small-cap universe. We believe this updated definition of small-cap improves our opportunity and flexibility. There have been no other changes to the Fund’s investment policy.

Small-Cap Fund - PERFORMANCE HISTORY and
PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended September 30, 2002

		Russell	Value-Line	Inflation
	Small-Cap	2000	(Geometric)	Plus
	Fund	Index	Index	10%

Year-to-Date	(11.16)%	(25.10)%	(33.80)%	9.76%
One Year	(5.74)	(9.30)	(21.35)	11.35
Five Years	4.80	(3.19)	(12.14)	12.31
Ten Years	13.36	8.01	(0.09)	12.49

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. These indices are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 35.5% of Net Assets)

Level 3 Communications, Inc. (Corporate Bonds)	15.5%
Provides telecommunications and information services, including local, long distance, data transmission, and Internet services.

TimberWest Forest Corp. (TWF)	5.2%
Largest private land owner in Western Canada with 334,000 hectares of private timberlands located on Vancouver Island in British Columbia.

Genlyte Group Incorporated (GYLT)	5.1%
Designer of lighting fixtures for commercial, industrial and residential markets.

Forest City Enterprises, Inc. — Class A (FCE)	4.9%
A diversified, national real estate owner and operator of retail and office properties as well as residential units. Forest City is developing several high profile urban in-fill projects throughout the U.S.

Alleghany Corporation (Y)	4.8%
Holding company that has operated primarily in the financial services industry, but also has other opportunistic holdings.

PORTFOLIO CHANGES

January 1, 2002 through September 30, 2002

New Holdings	Eliminations

Level 3 Communications, Inc. Convertible Notes The Phoenix Companies, Inc. Rogers Communications, Inc. Ruddick Corporation	The Phoenix Companies, Inc. Thomas Industries, Inc.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2002 (Unaudited)

Shares			Value

Common Stock 81.6%
		Beverages 3.1%

3,295,300		PepsiAmericas, Inc.	$46,793,260
		Cable 4.6%

11,091,400	*	Rogers Communications, Inc. (Foreign)	69,653,992
		Commercial Lighting 5.1%

2,192,400	*	Genlyte Group Incorporated	77,720,580
		Construction Materials 3.9%

2,401,600		Texas Industries, Inc.	58,310,848
		Financial Services 4.8%

383,622	*	Alleghany Corporation	72,696,369
		Food 2.8%

2,018,400	*	Ralcorp Holdings, Inc.	42,931,368
		Food — Retail 3.4%

3,394,100		Ruddick Corporation	51,556,379
		Food — Wholesale 2.7%

8,000,000		Fleming Companies, Inc.	40,000,000
		Life Insurance 3.4%

2,089,600		The MONY Group Inc.	51,550,432
		Lodging 4.6%

6,133,653		Hilton Hotels Corporation	69,800,971
		Manufacturing 1.5%

977,700	*	USG Corporation	3,910,800

8,140,000	*	U.S. Industries, Inc.	19,129,000

			23,039,800

		Multi-Industry 4.0%

3,000,000		Brascan Corporation (Foreign)	59,973,521
		Natural Resources 7.4%

1,495,000		Deltic Timber Corporation	32,860,100

10,094,000		TimberWest Forest Corp. (Foreign)	79,545,454

			112,405,554

		Property & Casualty Insurance 4.4%

896,000		Fairfax Financial Holdings Limited (Foreign)	66,937,334
		Publishing 4.2%

7,042,000		Hollinger International Inc. (Foreign)	64,011,780
		Real Estate 12.3%

3,393,600	*	Catellus Development Corporation	62,611,920

2,271,675		Forest City Enterprises, Inc. — Class A	73,829,438

1,638,500		The Macerich Company	50,760,730

			187,202,088

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2002 (Unaudited)

Shares			Value

		Restaurants 4.7%

2,978,100	*	IHOP Corp.	$71,772,210
		Retail 4.7%

555,200	*	The Neiman Marcus Group, Inc. — Class A	14,574,000

2,333,700	*	The Neiman Marcus Group, Inc. — Class B	57,175,650

			71,749,650

		Total Common Stocks (Cost $1,387,425,583)	1,238,106,136

Principal
Amount

Corporate Bonds 15.5%
	Telecommunications 15.5%

276,000,000	Level 3 Communications, Inc., 9.125% due 5-1-08	144,900,000

34,080,000	Level 3 Communications, Inc., 6% due 9-15-09	10,990,800

70,000,000	Level 3 Communications, Inc., 9% Junior Convertible Subordinated Notes due 7-15-12	79,853,340

	Total Corporate Bonds (Cost $209,458,658)	235,744,140

Par

Short-Term Obligation 2.5%

37,754,000	Repurchase Agreement with State Street Bank, 0.75% due 10-1-02 (Collateralized by U.S. government agency securities)	37,754,000

Total Investments (Cost $1,634,638,241)(a)	99.6%	1,511,604,276

Other Assets and Liabilities, Net	0.4	6,133,288

Net Assets	100.0%	$1,517,737,564

Net asset value per share		$19.26

*  Non-income producing security

(a)	Represents aggregate cost for federal income tax purposes.

Note:	Companies designated as “Foreign” represent 22% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/Loss

115,000,000	Canadian Dollar 3-28-03	$72,039,968	$684,551

SERVICE DIRECTORY

Contact us at www.longleafpartners.com or

(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By U.S. Mail:

Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By Overnight Courier:
Longleaf Partners Funds
c/o PFPC
4400 Computer Drive
Westborough, MA 01581
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS	(800) 761-2509
Please contact Gary Wilson or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS

Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent
Abbreviation	Symbol	Cusip	Fund Number

Partners	LLPFX	543069108	133
Intl	LLINX	543069405	136
Sm-Cap	LLSCX	543069207	134